UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019
PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Blvd., Suite 400
Los Angeles, California 90025
(Address of principal executive offices)

Registrant's telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
On November 5, 2019, Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation (“SOR”) issued a press release announcing the completion of the Merger (as defined below). The press release is attached as Exhibit 99.1 hereto and is incorporated in its entirety into this Item 7.01 by reference.
The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01 OTHER EVENTS
On November 4, 2019 (the “Closing Date”), SOR completed its previously announced acquisition of Reven Housing REIT, Inc., a Maryland corporation (“Reven”), pursuant to the Agreement and Plan of Merger, dated as of August 30, 2019 (as amended, the “Merger Agreement”), by and among SOR, SOR PORT Holdings, LLC, a Maryland limited liability company and a wholly owned subsidiary of SOR (“Parent”), SOR PORT, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), and Reven. Reven is an internally managed Maryland corporation that engages in the acquisition, ownership and operation of portfolios of leased single-family homes in the United States. However, following acquisition, all the employees were terminated and the external manager of SOR took over management responsibility of Reven.
On the Closing Date, as a result of the Merger, each outstanding share of Reven common stock, par value $0.01 per share, was converted into the right to receive $5.13 in cash from Parent, which amount funded from SOR.
The aggregate value of the consideration paid to former holders of Reven common stock described above in connection with the Merger was approximately $56.6 million in cash.
At the closing of the Merger, Reven changed its name to Pacific Oak Residential Trust, Inc. (“PORT”). On November 5, 2019, PORT issued $15.0 million of shares of “6.0% Series A Cumulative Convertible Redeemable Preferred Stock”, that are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, pursuant to Rule 506(c) of Regulation D promulgated under the Securities Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: November 5, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer